UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURTIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2002

                                MONSANTO COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Delaware                      001-16167                    43-1878297
--------------------------------------------------------------------------------
(State or Other Jurisdiction (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99 Conference call script prepared for use by the Vice President of U.S. Branded Business of Monsanto Company on September 6, 2002 during a conference call hosted by Deutsche Bank Securities Inc. for certain of its customers.

ITEM 9.  REGULATION FD DISCLOSURE

     On September 6, 2002, Monsanto Company's Vice President of U.S. Branded Business, Kerry Preete, will participate in a conference call hosted by Deutsche Bank Securities Inc. for certain of its customers. The conference call script used by Mr. Preete during the conference call is attached to this report as
Exhibit 99 and incorporated herein by reference.

     We are furnishing the information contained in this report, including the attached conference call script, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in the attached conference call script, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached conference call script, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

     Certain statements contained in this report, including the information contained in the attached conference call script, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the accuracy of the company's estimates and projections, for

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

example, those with respect to product returns and grower use of our products and related distribution inventory levels; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, product liability, regulatory compliance (including seed quality), environmental contamination and antitrust; the effect of weather conditions and commodity markets on the agriculture business; the company's ability to fund its short-term financing needs; general economic and business conditions; any changes in business, political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

     A copy of the attached conference call script is available for viewing on our website located at http:\\www.monsanto.com, although we reserve the right to discontinue that availability at any time.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 6, 2002

                                MONSANTO COMPANY



                                By:      /s/ Michael L. DeCamp
                                   ---------------------------------------------
                                Name:  Michael L. DeCamp
                                       Assistant Secretary


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


                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

99 Conference call script prepared for use by the Vice President of U.S. Branded Business of Monsanto Company on September 6, 2002 during a conference call hosted by Deutsche Bank Securities Inc. for certain of its customers.



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